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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

The undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2002 ("Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                   NORTH BANCORP, INC.


                                   By: /s/ John R. Kluck
                                       ---------------------------------------
                                       President and Chief Executive Officer


                                   By: /s/ William A. Kirsten
                                       ----------------------------------------
                                       Senior Vice President and Chief Financial
                                       Officer




November 11, 2002


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